UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

Beam Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, Beam Therapeutics Inc. (Beam) was informed on July 29, 2022, via e-mail communication from the U.S. Food and Drug Administration (FDA), that the BEAM-201 Investigational New Drug (IND) application for the treatment of relapsed/refractory T-cell acute lymphoblastic leukemia/T-cell lymphoblastic lymphoma had been placed on clinical hold. Beam has now received a formal clinical hold letter from the FDA dated August 25, 2022 in which the FDA requested: (i) additional control data from genomic rearrangement assessments; (ii) further analyses of certain off-target editing experiments; (iii) additional control data for a cytokine independent growth assay; and (iv) an updated investigator brochure that includes information regarding any new nonclinical studies. Beam intends to complete the required studies and submit a Complete Response in the fourth quarter of 2022.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements related to Beam’s expectations regarding its ability to respond to the FDA’s clinical hold letter on the BEAM-201 IND and its intentions regarding timing to complete the required studies and submit a response to the FDA. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: Beam’s ability to timely generate data in response to the FDA’s clinical hold letter that the FDA finds to be fully responsive; the outcomes of Beam’s discussions with the FDA regarding the clinical hold; and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” in Beam’s Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Risk Factors” in Beam’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and in any subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report. Factors or events that could cause Beam’s actual results to differ may emerge from time to time, and it is not possible for Beam to predict all of them. Beam undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beam Therapeutics Inc.

Date:	August 30, 2022	By:	/s/ John Evans
John Evans, Chief Executive Officer